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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.




               Date of Report (Date of Earliest Event Reported):

                                  May 22, 1996




                           MONRO MUFFLER BRAKE, INC.
                           -------------------------
             (Exact name of registrant as specified in its charter)




                         Commission File Number 0-19357




           New York                                             16-0838627
(State of incorporation)                                      (I.R.S. Employer
                                                             Identification No.)




200 Holleder Parkway, Rochester, New York                           14615
(Address of principal executive offices)                          (zip code)




Registrant's telephone number, including area code               (716) 647-6400



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Item 5.  Other Events.
- - ---------------------

The Board of Directors of Monro Muffler Brake, Inc. (the Registrant) declared a 5% stock dividend, payable August 5, 1996, to holders of record as of June 21, 1996.

In lieu of issuing any fractional shares of common stock, the Registrant will pay holders thereof an amount in cash equal to such fraction times the closing price of the common stock on the record date.

As of May 22, 1996, 6,968,655 shares of the Registrant's Common Stock, par value $.01 per share, were outstanding.


Item 7.  Financial Statements, Pro Forma Financial Information
- - -------  -----------------------------------------------------
         and Exhibits
         ------------

         The following is a list of exhibits filed with this Current Report on Form 8-K indexed to their location in the sequentially numbered copy.

         Exhibit No.          Description
         -----------          -----------

            99.1              Press Release,
                              dated May 22, 1996




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                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           MONRO MUFFLER BRAKE, INC.
                           -------------------------
                                  (Registrant)





May 29, 1996                /s/ Catherine D'Amico
                            ---------------------------
                                Catherine D'Amico
                                Sr. Vice President-Finance & CFO






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